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                                                                    EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-09101, 333-85649 and 333-54728) and Registration Statement on Form S-3 (File No. 333-53430).


                                                /S/   ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 16, 2001